N / E / W / S R / E / L / E / A / S / E

October 26, 2023

FOR IMMEDIATE RELEASE
For more information, contact:
Nicole M. Weaver, Vice President and Director of Corporate Administration
765-521-7619
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES THIRD QUARTER 2023 EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME)

Third Quarter 2023 Highlights:

•    Net income available to common stockholders was $55.9 million and diluted earnings per common share totaled $0.94, compared to $63.3 million and $1.08 in the third quarter of 2022, and $60.4 million and $1.02 in the second quarter of 2023.
•    Strong capital position with Common Equity Tier 1 Capital Ratio of 11.26 percent.
•    Total loans grew $4.9 million, or 0.2 percent annualized on a linked quarter basis, and $743.6 million, or 6.4 percent during the last twelve months when excluding the impact of non-relationship based commercial loan sales that occurred during the prior quarter of $116.6 million.
•    Total deposits increased $65.4 million, or 1.8 percent annualized on a linked quarter basis, and $211.8 million, or 1.5 percent during the last twelve months.
•    Nonaccrual loans totaled $53.1 million compared to $69.2 million on a linked quarter basis.
•    The efficiency ratio totaled 53.91 percent for the quarter.

Mark Hardwick, Chief Executive Officer, stated, “First Merchants continued to deliver top quartile operating returns while tactically managing the inflationary, interest rate environment. Our teams are focused on meeting the demands of our customer base while planning for continued 2024 growth and performance.”

Third Quarter Financial Results:

First Merchants Corporation (the “Corporation) has reported third quarter 2023 net income available to common stockholders of $55.9 million compared to $63.3 million during the same period in 2022. Diluted earnings per common share for the period totaled $0.94 per share compared to the third quarter of 2022 result of $1.08 per share.

Total assets equaled $18.0 billion as of quarter-end and loans totaled $12.3 billion. During the past twelve months, total loans grew by $743.6 million, or 6.4 percent and were offset by the non-relationship based commercial loan sale of $116.6 million. On a linked quarter basis, loans grew $4.9 million, or 0.2 percent.

Investments, totaling $3.7 billion, decreased $581.0 million, or 13.5 percent, during the last twelve months and decreased $177.8 million, or 18.3 percent annualized on a linked quarter basis. The decline during the quarter was due to $33.2 million of bond sales, $38.2 million of security paydowns and maturities, and the remainder was due to a decline in valuation of available for sale securities.

Total deposits equaled $14.6 billion as of quarter-end and increased by $211.8 million, or 1.5 percent, over the past twelve months. Total deposits increased $65.4 million, or 1.8 percent annualized on a linked quarter basis. During the quarter, commercial and consumer deposits increased $327.8 million which was offset by a reduction in brokered deposits of $133.6 million and municipal deposits of $128.8 million due to seasonality. The loan to deposit ratio declined slightly to 84.0 percent at period end from 84.3 percent in the prior quarter.

The Corporation’s Allowance for Credit Losses – Loans (ACL) totaled $205.8 million as of quarter-end, or 1.67 percent of total loans, a decrease of $15.4 million from prior quarter. Loan charge-offs, net of recoveries, for the quarter totaled $20.4 million primarily due to the charge-off of a previously reported nonaccrual loan to a syndicated specialty finance company resulting from an apparent fraud that impacted our borrower's ability to repay. Net charge-offs were offset with provision expense for loans recorded during the quarter of $5.0 million. Reserves for unfunded commitments were reduced by $3.0 million during the quarter and now total $20.3 million. Net provision expense for the quarter totaled $2.0 million. Nonperforming assets to total assets were 0.33 percent for the third quarter of 2023, a decrease of 10 basis points compared to 0.43 percent in the prior quarter.

Net interest income, totaling $133.4 million for the quarter, declined $4.5 million, or 3.2 percent, compared to prior quarter and decreased $6.9 million, or 4.9 percent, compared to the third quarter of 2022. Stated net interest margin on a tax equivalent basis totaling 3.29 percent, declined by 10 basis points compared to the second quarter of 2023 and decreased 26 basis points compared to the third quarter of 2022. During the quarter, increased deposit costs and a continued change in deposit mix offset the increase in earning asset yields reducing net interest margin.

Noninterest income, totaling $27.8 million for the quarter, increased $1.5 million, or 5.8 percent, compared to the second quarter of 2023 but decreased $1.8 million from the third quarter of 2022. The increase over second quarter of 2023 was driven primarily by higher gains on the sales of loans.

Noninterest expense totaled $93.9 million for the quarter, an increase of $1.3 million from the second quarter of 2023. The increase was from higher marketing costs and salaries and employee benefits, partially offset by a decline in professional and other outside service fees.

The Corporation’s total risk-based capital ratio equaled 13.66 percent, common equity tier 1 capital ratio equaled 11.26 percent, and the tangible common equity ratio totaled 7.69 percent. These ratios continue to reflect the Corporation’s strong liquidity and capital positions.

CONFERENCE CALL

First Merchants Corporation will conduct a third quarter earnings conference call and web cast at 11:30 a.m. (ET) on Thursday, October 26, 2023.

To access via phone, participants will need to register using the following link where they will be provided a phone number and access code: (https://register.vevent.com/register/BIf859606184ad4e98a66ef43d61469d2c)

In order to view the webcast and presentation slides, please go to (https://edge.media-server.com/mmc/p/t8uajbb8) during the time of the call. A replay of the webcast will be available until October 26, 2024.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation has one full-service bank charter, First Merchants Bank. The Bank also operates as First Merchants Private Wealth Advisors (as a division of First Merchants Bank).

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

Forward-Looking Statements

This release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These statements include statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity (including the ability to grow and maintain core deposits and retain large, uninsured deposits), credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results.
* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	September 30,
	2023	2022
ASSETS
Cash and due from banks	$125,173	$119,532
Interest-bearing deposits	348,639	179,593
Investment securities, net of allowance for credit losses of $245,000 and $245,000	3,713,724	4,294,768
Loans held for sale	30,972	25,394
Loans	12,271,422	11,650,002
Less: Allowance for credit losses - loans	(205,782)	(226,702)
Net loans	12,065,640	11,423,300
Premises and equipment	132,441	116,306
Federal Home Loan Bank stock	41,797	38,056
Interest receivable	90,011	71,605
Goodwill and other intangibles	741,283	750,713
Cash surrender value of life insurance	306,106	306,932
Other real estate owned	6,480	6,454
Tax asset, deferred and receivable	135,521	142,110
Other assets	258,861	244,222
TOTAL ASSETS	$17,996,648	$17,718,985
LIABILITIES
Deposits:
Noninterest-bearing	$2,554,984	$3,356,651
Interest-bearing	12,091,592	11,078,174
Total Deposits	14,646,576	14,434,825
Borrowings:
Federal funds purchased	—	185,000
Securities sold under repurchase agreements	152,537	194,482
Federal Home Loan Bank advances	713,384	643,769
Subordinated debentures and other borrowings	158,665	151,301
Total Borrowings	1,024,586	1,174,552
Interest payable	16,473	4,971
Other liabilities	216,369	197,971
Total Liabilities	15,904,004	15,812,319
STOCKHOLDERS' EQUITY
Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 cumulative shares
Issued and outstanding - 125 cumulative shares	125	125
Preferred Stock, Series A, no par value, $2,500 liquidation preference:
Authorized -- 10,000 non-cumulative perpetual shares
Issued and outstanding - 10,000 non-cumulative perpetual shares	25,000	25,000
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding - 59,398,022 and 59,145,414 shares	7,425	7,393
Additional paid-in capital	1,234,402	1,226,695
Retained earnings	1,132,962	961,542
Accumulated other comprehensive loss	(307,270)	(314,089)
Total Stockholders' Equity	2,092,644	1,906,666
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$17,996,648	$17,718,985

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended		Nine Months Ended
(Dollars In Thousands, Except Per Share Amounts)	September 30,		September 30,
	2023	2022	2023	2022
INTEREST INCOME
Loans receivable:
Taxable	$191,705	$128,504	$550,314	$314,366
Tax-exempt	8,288	6,500	23,757	18,194
Investment securities:
Taxable	8,590	10,055	26,563	28,937
Tax-exempt	13,947	17,261	44,296	50,348
Deposits with financial institutions	5,884	704	9,685	1,544
Federal Home Loan Bank stock	719	314	2,281	635
Total Interest Income	229,133	163,338	656,896	414,024
INTEREST EXPENSE
Deposits	85,551	16,644	209,437	29,423
Federal funds purchased	—	418	1,420	494
Securities sold under repurchase agreements	797	372	2,624	595
Federal Home Loan Bank advances	6,896	3,493	20,775	6,485
Subordinated debentures and other borrowings	2,506	2,105	7,303	5,780
Total Interest Expense	95,750	23,032	241,559	42,777
NET INTEREST INCOME	133,383	140,306	415,337	371,247
Provision for credit losses	2,000	—	2,000	16,755
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	131,383	140,306	413,337	354,492
NONINTEREST INCOME
Service charges on deposit accounts	7,975	7,165	23,147	21,274
Fiduciary and wealth management fees	7,394	7,221	22,653	22,187
Card payment fees	4,716	4,776	14,425	15,674
Net gains and fees on sales of loans	5,517	2,543	11,548	7,968
Derivative hedge fees	516	700	2,336	3,062
Other customer fees	384	501	1,643	1,573
Earnings on cash surrender value of life insurance	1,761	6,655	5,145	9,659
Net realized gains (losses) on sales of available for sale securities	(1,650)	481	(4,613)	1,137
Other income (loss)	1,229	(425)	2,874	1,257
Total Noninterest Income	27,842	29,617	79,158	83,791
NONINTEREST EXPENSES
Salaries and employee benefits	55,566	56,002	167,778	154,562
Net occupancy	6,837	6,738	20,770	19,573
Equipment	5,698	5,997	18,005	17,797
Marketing	2,369	2,401	4,780	4,551
Outside data processing fees	6,573	6,827	19,290	16,071
Printing and office supplies	333	472	1,150	1,198
Intangible asset amortization	2,182	2,303	6,561	5,972
FDIC assessments	2,981	2,824	7,117	7,940
Other real estate owned and foreclosure expenses	677	328	1,575	626
Professional and other outside services	3,833	4,461	12,191	17,681
Other expenses	6,805	8,025	20,950	20,045
Total Noninterest Expenses	93,854	96,378	280,167	266,016
INCOME BEFORE INCOME TAX	65,371	73,545	212,328	172,267
Income tax expense	9,005	9,793	31,021	20,938
NET INCOME	56,366	63,752	181,307	151,329
Preferred stock dividends	468	469	1,406	938
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$55,898	$63,283	$179,901	$150,391
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.95	$1.08	$3.04	$2.63
Diluted Net Income Available to Common Stockholders	$0.94	$1.08	$3.03	$2.62
Cash Dividends Paid to Common Stockholders	$0.34	$0.32	$1.00	$0.93
Average Diluted Common Shares Outstanding (in thousands)	59,503	59,339	59,465	57,468

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
NET CHARGE-OFFS (RECOVERIES)	$20,365	$(427)	$22,495	$(751)

AVERAGE BALANCES:
Total Assets	$18,152,239	$17,770,623	$18,115,504	$17,012,930
Total Loans	12,287,632	11,488,203	12,264,787	10,647,950
Total Earning Assets	16,947,669	16,508,914	16,913,965	15,744,040
Total Deposits	14,735,592	14,577,532	14,627,448	14,074,696
Total Stockholders' Equity	2,154,232	2,018,156	2,126,005	1,977,299

FINANCIAL RATIOS:
Return on Average Assets	1.24%	1.43%	1.33%	1.19%
Return on Average Stockholders' Equity	10.38	12.54	11.28	10.14
Return on Tangible Common Stockholders' Equity	16.54	20.85	18.10	16.22
Average Earning Assets to Average Assets	93.36	92.90	93.37	92.54
Allowance for Credit Losses - Loans as % of Total Loans	1.67	1.94	1.67	1.94
Net Charge-offs as % of Average Loans (Annualized)	0.66	(0.01)	0.24	(0.01)
Average Stockholders' Equity to Average Assets	11.87	11.36	11.74	11.62
Tax Equivalent Yield on Average Earning Assets	5.55	4.11	5.32	3.66
Interest Expense/Average Earning Assets	2.26	0.56	1.90	0.36
Net Interest Margin (FTE) on Average Earning Assets	3.29	3.55	3.42	3.30
Efficiency Ratio	53.91	53.34	52.60	54.95
Tangible Common Book Value Per Share	$22.43	$19.26	$22.43	$19.26

NONPERFORMING ASSETS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2023	2023	2023	2022	2022
Nonaccrual Loans	$53,102	$69,240	$46,576	$42,324	$43,508
Troubled Debt Restructures (TDR)	—	—	—	224	195
Nonperforming Loans (NPL)	53,102	69,240	46,576	42,548	43,703
Other Real Estate Owned and Repossessions	6,480	7,685	7,777	6,431	6,454
Nonperforming Assets (NPA)	59,582	76,925	54,353	48,979	50,157
90+ Days Delinquent	89	428	7,032	1,737	764
NPAs & 90 Day Delinquent	$59,671	$77,353	$61,385	$50,716	$50,921

Allowance for Credit Losses - Loans	$205,782	$221,147	$223,052	$223,277	$226,702
Quarterly Net Charge-offs (Recoveries)	20,365	1,905	225	2,674	(427)
NPAs / Actual Assets %	0.33%	0.43%	0.30%	0.27%	0.28%
NPAs & 90 Day / Actual Assets %	0.33%	0.43%	0.34%	0.28%	0.29%
NPAs / Actual Loans and OREO %	0.48%	0.63%	0.44%	0.41%	0.43%
Allowance for Credit Losses - Loans / Actual Loans (%)	1.67%	1.80%	1.82%	1.86%	1.94%
Net Charge-offs (Recoveries) as % of Average Loans (Annualized)	0.66%	0.06%	0.01%	0.12%	(0.01)%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2023	2023	2023	2022	2022
ASSETS
Cash and due from banks	$125,173	$108,975	$125,818	$122,594	$119,532
Interest-bearing deposits	348,639	219,480	352,695	126,061	179,593
Investment securities, net of allowance for credit losses	3,713,724	3,891,491	4,057,389	4,263,788	4,294,768
Loans held for sale	30,972	27,297	9,408	9,094	25,394
Loans	12,271,422	12,270,233	12,241,461	12,003,894	11,650,002
Less: Allowance for credit losses - loans	(205,782)	(221,147)	(223,052)	(223,277)	(226,702)
Net loans	12,065,640	12,049,086	12,018,409	11,780,617	11,423,300
Premises and equipment	132,441	114,402	115,857	117,118	116,306
Federal Home Loan Bank stock	41,797	41,842	41,878	38,525	38,056
Interest receivable	90,011	89,784	85,515	85,070	71,605
Goodwill and other intangibles	741,283	743,465	745,647	747,844	750,713
Cash surrender value of life insurance	306,106	307,020	309,090	308,311	306,932
Other real estate owned	6,480	7,685	7,777	6,431	6,454
Tax asset, deferred and receivable	135,521	113,724	103,070	111,222	142,110
Other assets	258,861	254,161	206,355	221,631	244,222
TOTAL ASSETS	$17,996,648	$17,968,412	$18,178,908	$17,938,306	$17,718,985
LIABILITIES
Deposits:
Noninterest-bearing	$2,554,984	$2,636,017	$2,964,355	$3,173,417	$3,356,651
Interest-bearing	12,091,592	11,945,138	11,738,932	11,209,328	11,078,174
Total Deposits	14,646,576	14,581,155	14,703,287	14,382,745	14,434,825
Borrowings:
Federal funds purchased	—	—	20	171,560	185,000
Securities sold under repurchase agreements	152,537	152,472	179,067	167,413	194,482
Federal Home Loan Bank advances	713,384	723,480	823,577	823,674	643,769
Subordinated debentures and other borrowings	158,665	151,325	151,312	151,298	151,301
Total Borrowings	1,024,586	1,027,277	1,153,976	1,313,945	1,174,552
Interest payable	16,473	13,595	11,979	7,530	4,971
Other liabilities	216,369	200,820	187,218	199,316	197,971
Total Liabilities	15,904,004	15,822,847	16,056,460	15,903,536	15,812,319
STOCKHOLDERS' EQUITY
Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 cumulative shares
Issued and outstanding - 125 cumulative shares	125	125	125	125	125
Preferred Stock, Series A, no par value, $2,500 liquidation preference:
Authorized -- 10,000 non-cumulative perpetual shares
Issued and outstanding - 10,000 non-cumulative perpetual shares	25,000	25,000	25,000	25,000	25,000
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding	7,425	7,412	7,407	7,396	7,393
Additional paid-in capital	1,234,402	1,233,593	1,231,532	1,228,626	1,226,695
Retained earnings	1,132,962	1,097,399	1,057,298	1,012,774	961,542
Accumulated other comprehensive loss	(307,270)	(217,964)	(198,914)	(239,151)	(314,089)
Total Stockholders' Equity	2,092,644	2,145,565	2,122,448	2,034,770	1,906,666
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$17,996,648	$17,968,412	$18,178,908	$17,938,306	$17,718,985

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	September 30,	June 30,	March 31,	December 31,	September 30,
	2023	2023	2023	2022	2022
INTEREST INCOME
Loans receivable:
Taxable	$191,705	$186,256	$172,353	$156,102	$128,504
Tax-exempt	8,288	7,760	7,709	6,930	6,500
Investment securities:
Taxable	8,590	8,886	9,087	9,417	10,055
Tax-exempt	13,947	14,279	16,070	17,033	17,261
Deposits with financial institutions	5,884	3,164	637	959	704
Federal Home Loan Bank stock	719	1,020	542	541	314
Total Interest Income	229,133	221,365	206,398	190,982	163,338
INTEREST EXPENSE
Deposits	85,551	73,201	50,685	33,516	16,644
Federal funds purchased	—	123	1,297	808	418
Securities sold under repurchase agreements	797	979	848	541	372
Federal Home Loan Bank advances	6,896	6,815	7,064	4,932	3,493
Subordinated debentures and other borrowings	2,506	2,412	2,385	2,229	2,105
Total Interest Expense	95,750	83,530	62,279	42,026	23,032
NET INTEREST INCOME	133,383	137,835	144,119	148,956	140,306
Provision for credit losses	2,000	—	—	—	—
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	131,383	137,835	144,119	148,956	140,306
NONINTEREST INCOME
Service charges on deposit accounts	7,975	7,813	7,359	7,097	7,165
Fiduciary and wealth management fees	7,394	7,397	7,862	7,501	7,221
Card payment fees	4,716	4,537	5,172	4,533	4,776
Net gains and fees on sales of loans	5,517	3,632	2,399	2,087	2,543
Derivative hedge fees	516	672	1,148	326	700
Other customer fees	384	742	517	362	501
Earnings on cash surrender value of life insurance	1,761	2,096	1,288	1,515	6,655
Net realized gains (losses) on sales of available for sale securities	(1,650)	(1,392)	(1,571)	57	481
Other income (loss)	1,229	822	823	672	(425)
Total Noninterest Income	27,842	26,319	24,997	24,150	29,617
NONINTEREST EXPENSES
Salaries and employee benefits	55,566	54,753	57,459	52,331	56,002
Net occupancy	6,837	6,674	7,259	6,638	6,738
Equipment	5,698	6,181	6,126	6,148	5,997
Marketing	2,369	1,102	1,309	3,157	2,401
Outside data processing fees	6,573	6,604	6,113	5,611	6,827
Printing and office supplies	333	434	383	390	472
Intangible asset amortization	2,182	2,182	2,197	2,303	2,303
FDIC assessments	2,981	2,740	1,396	2,295	2,824
Other real estate owned and foreclosure expenses	677	916	(18)	197	328
Professional and other outside services	3,833	4,660	3,698	3,961	4,461
Other expenses	6,805	6,347	7,798	6,668	8,025
Total Noninterest Expenses	93,854	92,593	93,720	89,699	96,378
INCOME BEFORE INCOME TAX	65,371	71,561	75,396	83,407	73,545
Income tax expense	9,005	10,699	11,317	12,647	9,793
NET INCOME	56,366	60,862	64,079	70,760	63,752
Preferred stock dividends	468	469	469	468	469
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$55,898	$60,393	$63,610	$70,292	$63,283
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.95	$1.02	$1.07	$1.20	$1.08
Diluted Net Income Available to Common Stockholders	$0.94	$1.02	$1.07	$1.19	$1.08
Cash Dividends Paid to Common Stockholders	$0.34	$0.34	$0.32	$0.32	$0.32
Average Diluted Common Shares Outstanding (in thousands)	59,503	59,448	59,441	59,384	59,339
FINANCIAL RATIOS:
Return on Average Assets	1.24%	1.34%	1.42%	1.59%	1.43%
Return on Average Stockholders' Equity	10.38	11.29	12.21	14.36	12.54
Return on Tangible Common Stockholders' Equity	16.54	18.04	19.82	24.21	20.85
Average Earning Assets to Average Assets	93.36	93.38	93.35	93.66	92.90
Allowance for Credit Losses - Loans as % of Total Loans	1.67	1.80	1.82	1.86	1.94
Net Charge-offs (Recoveries) as % of Average Loans (Annualized)	0.66	0.06	0.01	0.12	(0.01)
Average Stockholders' Equity to Average Assets	11.87	11.78	11.56	10.98	11.36
Tax Equivalent Yield on Average Earning Assets	5.55	5.36	5.06	4.73	4.11
Interest Expense/Average Earning Assets	2.26	1.97	1.48	1.01	0.56
Net Interest Margin (FTE) on Average Earning Assets	3.29	3.39	3.58	3.72	3.55
Efficiency Ratio	53.91	52.21	51.72	48.60	53.34
Tangible Common Book Value Per Share	$22.43	$23.34	$22.93	$21.45	$19.26

LOANS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2023	2023	2023	2022	2022
Commercial and industrial loans	$3,490,953	$3,531,395	$3,502,204	$3,437,126	$3,330,529
Agricultural land, production and other loans to farmers	233,838	230,003	219,598	241,793	221,954
Real estate loans:
Construction	1,022,261	949,918	960,979	835,582	828,923
Commercial real estate, non-owner occupied	2,360,596	2,379,819	2,375,410	2,407,475	2,299,272
Commercial real estate, owner occupied	1,153,707	1,179,739	1,244,117	1,246,528	1,268,567
Residential	2,257,385	2,248,473	2,185,943	2,096,655	1,990,668
Home equity	609,352	614,366	621,354	630,632	621,619
Individuals' loans for household and other personal expenditures	176,523	172,896	172,389	175,211	173,225
Public finance and other commercial loans	966,807	963,624	959,467	932,892	915,245
Loans	12,271,422	12,270,233	12,241,461	12,003,894	11,650,002
Allowance for credit losses - loans	(205,782)	(221,147)	(223,052)	(223,277)	(226,702)
NET LOANS	$12,065,640	$12,049,086	$12,018,409	$11,780,617	$11,423,300

DEPOSITS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2023	2023	2023	2022	2022
Demand deposits	$7,952,040	$8,045,455	$8,422,387	$8,448,797	$8,534,950
Savings deposits	4,572,162	4,530,255	4,499,487	4,657,140	5,054,490
Certificates and other time deposits of $100,000 or more	1,280,607	1,160,303	1,040,379	742,539	443,588
Other certificates and time deposits	761,196	680,965	574,886	468,712	381,365
Brokered certificates of deposits	80,571	164,177	166,148	65,557	20,432
TOTAL DEPOSITS	$14,646,576	$14,581,155	$14,703,287	$14,382,745	$14,434,825

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Three Months Ended
	September 30, 2023			September 30, 2022
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
ASSETS
Interest-bearing deposits	$502,967	$5,884	4.68%	$190,434	$704	1.48%
Federal Home Loan Bank stock	41,826	719	6.88	38,089	314	3.30
Investment Securities: (1)
Taxable	1,817,219	8,590	1.89	2,091,608	10,055	1.92
Tax-exempt (2)	2,298,025	17,655	3.07	2,700,580	21,849	3.24
Total Investment Securities	4,115,244	26,245	2.55	4,792,188	31,904	2.66
Loans held for sale	24,227	386	6.37	20,039	266	5.74
Loans: (3)
Commercial	8,456,527	153,993	7.28	8,177,895	103,227	5.05
Real estate mortgage	2,079,067	21,618	4.16	1,666,173	14,701	3.53
Installment	827,318	15,708	7.59	813,112	10,310	5.07
Tax-exempt (2)	900,493	10,491	4.66	810,984	8,228	4.06
Total Loans	12,287,632	202,196	6.58	11,488,203	136,732	4.76
Total Earning Assets	16,947,669	235,044	5.55%	16,508,914	169,654	4.11%
Total Non-Earning Assets	1,204,570			1,261,709
TOTAL ASSETS	$18,152,239			$17,770,623
LIABILITIES
Interest-Bearing Deposits:
Interest-bearing deposits	$5,425,829	$37,780	2.79%	$5,184,087	$8,723	0.67%
Money market deposits	2,923,798	23,607	3.23	3,096,423	5,390	0.70
Savings deposits	1,641,338	3,844	0.94	1,978,596	1,538	0.31
Certificates and other time deposits	2,106,910	20,320	3.86	857,033	993	0.46
Total Interest-Bearing Deposits	12,097,875	85,551	2.83	11,116,139	16,644	0.60
Borrowings	1,032,180	10,199	3.95	1,013,893	6,388	2.52
Total Interest-Bearing Liabilities	13,130,055	95,750	2.92	12,130,032	23,032	0.76
Noninterest-bearing deposits	2,637,717			3,461,393
Other liabilities	230,235			161,042
Total Liabilities	15,998,007			15,752,467
STOCKHOLDERS' EQUITY	2,154,232			2,018,156
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$18,152,239	95,750		$17,770,623	23,032
Net Interest Income (FTE)		$139,294			$146,622
Net Interest Spread (FTE) (4)			2.63%			3.35%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			5.55%			4.11%
Interest Expense / Average Earning Assets			2.26%			0.56%
Net Interest Margin (FTE) (5)			3.29%			3.55%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2023 and 2022. These totals equal $5,911 and $6.316 for the three months ended September 30, 2023 and 2022, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Nine Months Ended
	September 30, 2023			September 30, 2022
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing deposits	$340,887	$9,685	3.79%	$333,818	$1,544	0.62%
Federal Home Loan Bank stock	41,160	2,281	7.39	34,742	635	2.44
Investment Securities: (1)
Taxable	1,872,267	26,563	1.89	2,079,983	28,937	1.85
Tax-exempt (2)	2,394,864	56,071	3.12	2,647,547	63,732	3.21
Total Investment Securities	4,267,131	82,634	2.58	4,727,530	92,669	2.61
Loans held for sale	22,398	1,046	6.23	19,020	622	4.36
Loans: (3)
Commercial	8,515,148	444,422	6.96	7,731,591	253,770	4.38
Real estate mortgage	2,008,852	60,354	4.01	1,350,969	35,199	3.47
Installment	833,133	44,492	7.12	765,960	24,775	4.31
Tax-exempt (2)	885,256	30,072	4.53	780,410	23,030	3.93
Total Loans	12,264,787	580,386	6.31	10,647,950	337,396	4.22
Total Earning Assets	16,913,965	674,986	5.32%	15,744,040	432,244	3.66%
Total Non-Earning Assets	1,201,539			1,268,890
Total Assets	$18,115,504			$17,012,930
Liabilities:
Interest-Bearing deposits:
Interest-bearing deposits	$5,412,482	$97,016	2.39%	$5,195,249	$15,699	0.40%
Money market deposits	2,812,891	55,868	2.65	2,880,603	8,392	0.39
Savings deposits	1,730,110	10,693	0.82	1,937,761	2,895	0.20
Certificates and other time deposits	1,821,408	45,860	3.36	828,158	2,437	0.39
Total Interest-Bearing Deposits	11,776,891	209,437	2.37	10,841,771	29,423	0.36
Borrowings	1,144,368	32,122	3.74	817,894	13,354	2.18
Total Interest-Bearing Liabilities	12,921,259	241,559	2.49	11,659,665	42,777	0.49
Noninterest-bearing deposits	2,850,557			3,232,925
Other liabilities	217,683			143,041
Total Liabilities	15,989,499			15,035,631
Stockholders' Equity	2,126,005			1,977,299
Total Liabilities and Stockholders' Equity	$18,115,504	241,559		$17,012,930	42,777
Net Interest Income (FTE)		$433,427			$389,467
Net Interest Spread (FTE) (4)			2.83%			3.17%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			5.32%			3.66%
Interest Expense / Average Earning Assets			1.90%			0.36%
Net Interest Margin (FTE) (5)			3.42%			3.30%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2023 and 2022. These totals equal $18,090 and $18,220 for the nine months ended September 30, 2023 and 2022, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.

ADJUSTED EPS EXCLUDING PAYCHECK PROTECTION PROGRAM ("PPP") AND ACQUISITION-RELATED EXPENSES - NON-GAAP
(Dollars In Thousands, Except Per Share Amounts)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2023	2023	2023	2022	2022	2023	2022
Net Income Available to Common Stockholders - GAAP	$55,898	$60,393	$63,610	$70,292	$63,283	$179,901	$150,391
Adjustments:
PPP loan income	(8)	(9)	(25)	(109)	(323)	(42)	(3,098)
Acquisition-related expenses	—	—	—	413	3,417	—	16,118
Acquisition-related provision expense	—	—	—	—	—	—	16,755
Tax on adjustment	2	2	6	(75)	(759)	10	(7,301)
Adjusted Net Income Available to Common Stockholders - Non-GAAP	$55,892	$60,386	$63,591	$70,521	$65,618	$179,869	$172,865

Average Diluted Common Shares Outstanding (in thousands)	59,503	59,448	59,441	59,384	59,339	59,465	57,468

Diluted Earnings Per Common Share - GAAP	$0.94	$1.02	$1.07	$1.19	$1.08	$3.03	$2.62
Adjustments:
PPP loan income	—	—	—	(0.01)	—	—	(0.05)
Acquisition-related expenses	—	—	—	0.01	0.05	—	0.27
Acquisition-related provision expense	—	—	—	—	—	—	0.30
Tax on adjustment	—	—	—	—	(0.01)	—	(0.13)
Adjusted Diluted Earnings Per Common Share - Non-GAAP	$0.94	$1.02	$1.07	$1.19	$1.12	$3.03	$3.01

RETURN ON TANGIBLE COMMON EQUITY - NON-GAAP
(Dollars In Thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2023	2023	2023	2022	2022	2023	2022
Total Average Stockholders' Equity (GAAP)	$2,154,232	$2,139,877	$2,083,125	$1,958,041	$2,018,156	$2,126,005	$1,977,299
Less: Average Preferred Stock	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(16,792)
Less: Average Intangible Assets, Net of Tax	(735,787)	(737,489)	(739,190)	(741,632)	(744,069)	(737,476)	(685,707)
Average Tangible Common Equity, Net of Tax (Non-GAAP)	$1,393,320	$1,377,263	$1,318,810	$1,191,284	$1,248,962	$1,363,404	$1,274,800

Net Income Available to Common Stockholders (GAAP)	$55,898	$60,393	$63,610	$70,292	$63,283	$179,901	$150,391
Plus: Intangible Asset Amortization, Net of Tax	1,724	1,724	1,734	1,819	1,819	5,182	4,718
Tangible Net Income (Non-GAAP)	$57,622	$62,117	$65,344	$72,111	$65,102	$185,083	$155,109

Return on Tangible Common Equity (Non-GAAP)	16.54%	18.04%	19.82%	24.21%	20.85%	18.10%	16.22%